Exhibit 99.1

DELIVERING SUPERIOR SHAREHOLDER VALUE Credit Suisse Energy Summit February 5, 2013

FORWARD-LOOKING STATEMENTS 2 This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume” and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: our ability to manage capital expenditures and operations and maintenance costs while maintaining reliability and customer service levels; variations in demand for electricity, including those due to weather, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures and distributed generation; power plant and transmission system performance and outages; volatile fuel and purchased power costs; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs, including returns on debt and equity capital; regulatory and judicial decisions, developments and proceedings; new legislation or regulation, including those relating to environmental requirements and nuclear plant operations; our ability to meet renewable energy and energy efficiency mandates and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; competition in retail and wholesale power markets; the duration and severity of the economic decline in Arizona and current real estate market conditions; the cost of debt and equity capital and the ability to access capital markets when required; changes to our credit ratings; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional baseload generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or extend the rights for continued power plant operations; technological developments affecting the electric industry; and restrictions on dividends or other provisions in our credit agreements and Arizona Corporation Commission orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law.

3 NYSE Ticker PNW Market Cap $6 Billion Enterprise Value $9 Billion Yield 4% Principal Subsidiary • Arizona’s largest electric utility • $13 billion assets Service Territory • 1.1 million customer accounts • 34,646 square miles Customer Growth • 2.0% average annual growth expected 2012-2015 • 3-4% historical average — well above industry average 2012 Peak Demand – 7,212 MW CONTINENTAL UNITED STATES STATE OF ARIZONA PINNACLE WEST: WHO WE ARE We are a vertically integrated, regulated electric utility.

PINNACLE WEST: OUR VALUE PROPOSITION 4 Our commitment to investors: Deliver superior shareholder returns through ...

PINNACLE WEST: OUR VALUE PROPOSITION 5

POSITIVE LONG-TERM DEMOGRAPHICS 6 CAPITALIZING ON INTRINSIC GROWTH Superior Growth APS’s customer growth generally outpaces U.S. and Arizona population growth. Annual Growth 1990 1995 2000 2005 2010 2016 Projected APS Customer Growth Arizona Population Growth US Population Growth 2.6%* Millions APS Customer Growth *Compound Annual Growth Rate

7 Investment is required throughout the business to meet expected demand growth LONG-TERM GROWTH DRIVES CAP EX CAPITALIZING ON INTRINSIC GROWTH APS Capital Expenditures by Function Other Distribution Transmission Renewables Environmental Traditional Generation Projected $ Millions Based on September 30, 2012 Form 10-Q

8 We expect our rate base will grow 6% per year on average, and we have constructive recovery of capital expenditures. CAPITALIZING ON INTRINSIC GROWTH SOLID CAPITAL RECOVERY AND STRONG RATE BASE GROWTH $ Billions Year-End Projected APS Rate Base Growth 6% Compound Annual Growth Rate ACC FERC Other Capital Expenditures Recovered through Rate Adjustors Covered by Depreciation Cash Flow $ Millions APS Capital Expenditures by Recovery Mechanism Projected

PINNACLE WEST: OUR VALUE PROPOSITION 9

OPERATIONAL HIGHLIGHTS 10 Customer Satisfaction Ranked 3rd highest nationally among 55 large investor-owned electric utilities in 2012 J.D. Power residential customer survey Strong Nuclear and Coal Baseload Resources 2012 capacity factors above or at industry averages Palo Verde 20-year license extension approved by U.S. Nuclear Regulatory Commission Average Annual Outage Time Per Customer Top quartile in industry over past several years Safety 2012 lowest number of recordable injuries in company history Internationally Recognized Environmental, Sustainability and Governance Leader Dow Jones North America Sustainability Index (8 consecutive years) Corporate Responsibility Magazine’s “100 Best Corporate Citizens” We focus on maintaining top-tier performance companywide. MAINTAINING OPERATIONAL EXCELLENCE

PINNACLE WEST: OUR VALUE PROPOSITION 11

RENEWABLE ENERGY RISES WITH THE SUN 12 We are helping Arizona become the “Solar Capital of the World.” Germany and Japan are among countries with highest installed solar capacity, yet have solar conditions far inferior to Arizona MAKING COMPELLING CAPITAL INVESTMENTS Arizona

APS AZ SUN PROGRAM PROVIDES EARNINGS GROWTH POTENTIAL Up to 200 MW utility-scale photovoltaic solar plants owned by APS Up to $975 million capital investment In service 2011 through 2015 Constructive rate recovery through RES until included in base rates Commitments to date: 118 MW $504 million capital investment 69 MW in commercial operation to date Planning under way for additional projects 13 MAKING COMPELLING CAPITAL INVESTMENTS Owning solar resources makes sense for our customers and environment and provides returns to our shareholders.

14 MAKING COMPELLING CAPITAL INVESTMENTS FOUR CORNERS POWER PLANT PROPOSED PLAN Our proposal represents a balanced solution to new environmental regulations. Economic, environmental and social benefits Acquire Southern California Edison’s 739 MW interest in Units 4 & 5 and shut down 560 MW Units 1 – 3 Purchase price: $294 million (subject to adjustments) Estimated environmental compliance investment: $300 million Arizona, California and other regulatory approvals required Arizona, California, FERC and Hart-Scott-Rodino approvals obtained New coal supply contract negotiations under way

TRANSMISSION INVESTMENT ESSENTIAL 15 • 10-Year Transmission Plan (115-kV and above) • $550 million of new transmission investment • 269 miles of new lines • Projects to deliver renewable energy approved by ACC • Transmission investment diversifies regulatory risk • Constructive regulatory treatment • FERC formula rates and retail adjustor Strategic transmission is necessary to maintain reliability and deliver diversified resources to our customers. Legend NORTH SAGUARO N . GILA PALO VERDE - HASSAYAMPA YUCCA GILA BEND REDHAWK KYRENE WESTWING BAGDAD 2016 PINNACLE PEAK CHOLLA NAVAJO  2015 CORONADO YOUNGS CANYON 2012 SUNDANCE 2014 FOUR CORNERS DESERT BASIN Line Relocation 2014 Planned lines Existing lines Solar potential area Wind potential area 2013 DELANEY 2013 MAZATZAL 2015 MORGAN 2015 MAKING COMPELLING CAPITAL INVESTMENTS

PINNACLE WEST: OUR VALUE PROPOSITION 16

2012 RETAIL RATE CASE SETTLEMENT KEY PROVISIONS – OTHER THAN BASE RATES 17 Post test-year plant additions – 15 months’ additions included in rate base Constructive new or modified adjustment mechanisms Lost Fixed Cost Recovery (LFCR) rate mechanism to address ratemaking effects of energy efficiency and distributed renewable energy Power Supply Adjustor (PSA) – 100% pass-through Transmission Cost Adjustor (TCA) – streamlined for future rate changes Environmental Improvement Surcharge (EIS) – recovery of certain carrying costs for government-mandated environmental capital expenditures Four Corners transaction – procedure to allow APS to request related rate adjustments, if transaction consummated Property tax expense deferrals for future tax rate changes Current PSA credit on customer bills to continue until February 1, 2013, rather than reset when base rates change effective July 1, 2012 Next general rate case may be filed on or after May 31, 2015 for rates to become effective on or after July 1, 2016 (4-year stay-out) IMPROVING OUR REGULATORY ENVIRONMENT Key provisions continue constructive regulatory treatment and limit regulatory lag.

PINNACLE WEST: OUR VALUE PROPOSITION 18

19 Improving our earned return on equity is one of our top priorities. Earned ROEs Key Initiatives Supportive electric utility rates Regulatory framework improvements Cost management initiatives Efficiency and effectiveness throughout organization STRENGTHENING OUR FINANCIAL PROFILE ROE IMPROVEMENT: A MULTI-PRONGED APPROACH * Continuing operations APS PNW* Outlook* At least 9.5% annually Goal

20 Our goal is to keep O&M growth in line with retail sales growth. STRENGTHENING OUR FINANCIAL PROFILE STRONG COST MANAGEMENT FOCUS Solid achievements to date Initiatives Company-wide benchmarking and evaluations Workforce attrition opportunities Knowledge transfer Process documentation Excludes RES and demand side management costs. 2011 also excludes $28 million related to prior-period transmission rights-of-way settlement. APS O&M Expense Trends $ Millions E E

21 A variety of initiatives have been helping control operating and capital costs. STRENGTHENING OUR FINANCIAL PROFILE EFFECTIVE COST MANAGEMENT INITIATIVES Enterprise-wide Supply Chain Management Corporate Efficiency Study Fossil Generation Realignment Palo Verde Unit Production Cost Reductions Sustainable Cost Management Initiative

22 Continued success requires a more rigorous, standardized approach to running the business. STRENGTHENING OUR FINANCIAL PROFILE SUSTAINABLE COST MANAGEMENT INITIATIVE (“SCMI”) Recognize combined challenges Costs Capital Sales growth Regulatory stay-out Aging workforce Improve organizational efficiencies Strengthen governance and clarify accountability Refine understanding of cost structure to better identify opportunities Motivation Sustainable Changes Tiered Metrics Business Planning Corporate Resources Operating Model (“CROM”) Centralize Financial Planning and Analysis Centralize Information Technology Enterprise Process Improvement

23 STRENGTHENING OUR FINANCIAL PROFILE COMMON DIVIDEND OUTLOOK Our financial results facilitate growing cash returns to our shareholders Dividend Growth Goal Indicated Annual Dividend Rate at Year-End * Increase effective 4th quarter 2012 Annual Dividend Growth Approx. 4%** ** As of November 9, 2012 Future dividends subject to declaration at Board of Directors’ discretion Projected

SUPERIOR SHAREHOLDER RETURNS 24 Our total return to shareholders has outperformed our industry and the broad market over the past five years. STRENGTHENING OUR FINANCIAL PROFILE Pinnacle West S&P 500 S&P 1500 Electric Utilities 1 Year 2 Years 3 Years 5 Years Periods Ended December 31, 2012

PINNACLE WEST: OUR VALUE PROPOSITION 25 Our commitment to investors Delivering Superior Shareholder Returns

APPENDIX

A RESPECTED, VETERAN LEADERSHIP TEAM 27 Our top executives have more than 130 combined years of creating shareholder value in the energy industry. Don Brandt Chairman & CEO Mark Schiavoni EVP Operations Jeff Guldner SVP Customers & Regulation Randy Edington EVP & Chief Nuclear Officer Don Robinson APS President & COO Jim Hatfield EVP & CFO

28 Arizona’s economy is reflecting more sustained growth and activity. STRENGTHENING OUR FINANCIAL PROFILE POSITIVE NEAR-TERM TRENDS Non-Farm Job Growth Year-Over- Year Change YTD Metro Phoenix Vacant Housing APS Service Territory YTD

29 Metro Phoenix home foreclosure sales are the lowest since 2007. STRENGTHENING OUR FINANCIAL PROFILE FORECLOSURE HEADWINDS WINDING DOWN Existing Single Family Home Sales Key Trends Existing home sales activity remains robust Investor interest peaked in Q1 2012 20% of market Q1 < 15% in Q3 Lender-owned sales down 70% in Q3 2012 vs 2011 190,000 homes have been sold through foreclosure since 2007 Normal

30 Metro Phoenix new home construction beginning to see benefits from lower vacancies and higher prices in existing housing. STRENGTHENING OUR FINANCIAL PROFILE NEW HOME MARKET BREATHING AGAIN New Home Sales & Single Family Permits Key Trends After three very weak sales years, Metro Phoenix new home construction is turning up Q3 2012 new home sales at highest level in two years Single family permits up 40% over prior year Total housing permits up 20% Increasing demand reflects declining value gap with existing homes

31 Housing and non-residential sectors are showing steady improvement. STRENGTHENING OUR FINANCIAL PROFILE POSITIVE NEAR-TERM TRENDS Value Relative to Jan ‘05 Home Prices Nonresidential Building Vacancy Vacancy Rate Office Retail YTD YTD

2012 – 2015 FINANCIAL OUTLOOK 32 2012 retail rate settlement effective July 1, 2012 Revenue provisions Retail base rate changes effective July 1, 2012 Adjustment mechanisms Four Corners acquisition AZ Sun additions to flow through RES until next base rate case Lost Fixed Cost Recovery (LFCR) mechanism assumed to offset 30-40% of revenues lost due to ACC-mandated energy efficiency and distributed renewable generation initiatives Environmental Improvement Surcharge (EIS) assumed to recover up to $5 million annually of carrying costs for government-mandated environmental capital expenditures Cost mitigation provisions Power Supply Adjustor (PSA) – 100% pass-through Potential property tax deferrals – assume 60% of property tax increases relate to tax rates, therefore, will be eligible for deferrals Deferral rates: 25% in 2012; 50% in 2013; 75% in 2014 and thereafter (continued) Key Drivers and Assumptions as of November 9, 2012 STRENGTHENING OUR FINANCIAL PROFILE

2012 – 2015 FINANCIAL OUTLOOK 33 Key Drivers and Assumptions as of November 9, 2012 (continued) Modestly improving Arizona and U.S. economic conditions Retail customer growth to average 2% annually Weather-normalized retail electricity sales volume growth: Relatively flat after customer conservation and energy efficiency and distributed renewable generation initiatives Average 2.5% annually before customer conservation and energy efficiency and distributed renewable generation initiatives Rate base growth to average 6% annually AZ Sun Program – additional 150 MW placed into service in 2012-2015 Transmission rate increases (FERC formula rates and retail adjustor) Four Corners cost deferrals between dates acquired and included in retail rates Company-wide operating and capital cost management Financing to maintain balanced capital structure for credit ratings and year-end 2014 retail rate case test year Interest rates Normal weather (except actual for first 9 months of 2012) STRENGTHENING OUR FINANCIAL PROFILE

READY ACCESS TO CAPITAL 34 Strong access to capital resources is supported by solid credit ratings, manageable debt maturities and ample liquidity. STRENGTHENING OUR FINANCIAL PROFILE 2012 Major Financing Activities $375M APS senior notes refinancing Remarketing of $32M Maricopa 2009B tax-exempts – VRDN mode with L/C Remarketing of $38.15M Navajo 2009A tax-exempts – 2-year put mode $90M redemption of Maricopa 2002A tax-exempts $125M parent term loan refinanced APS Long-Term Debt Maturities Projected $ Millions

SOLID CREDIT RATINGS 35 STRENGTHENING OUR FINANCIAL PROFILE Available liquidity remains substantial and our credit ratings have improved. We are disclosing these ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. APS Parent Corporate Credit Ratings Moody’s Baa1 Baa2 S&P BBB+ BBB+ Fitch BBB BBB Senior Unsecured Moody’s Baa1 - S&P BBB+ - Fitch BBB+ - Outlook Moody’s Stable Stable S&P Stable Stable Fitch Stable Stable Credit Facilities and Liquidity* Borrower Capacity ($ Millions) Maturities APS $ 500 Feb. ’15 APS 500 Nov. ’16 PNW 200 Nov. ‘16 Consolidated 1,200 Cash 79 Total Liquidity $1,279 *As of September 30, 2012

S&P CREDIT METRICS 36 APS FFO / Debt FFO / Interest Debt / Capitalization Pinnacle West FFO / Debt FFO / Interest Debt / Capitalization Our key credit metrics have been improving. STRENGTHENING OUR FINANCIAL PROFILE 2007 2008 2009 2010 2011 17.2% 22.1% 22.8% 22.3% 20.8% 4.1x 5.1x 4.8x 4.6x 4.6X 55.2% 57.4% 56.8% 53.0% 53.0% 15.7% 18.0% 18.4% 22.5% 20.3% 3.7x 4.3x 4.0x 4.6x 4.5X 57.0% 59.4% 59.8% 55.1% 54.5% Source: S&P Credit Stats

ATTRACTIVE DIVIDEND YIELD 37 Dividend Yield Dividend Payout Industry Averages PNW Yield as of December 31, 2012 Payout 12 Months Ended September 30, 2012 Pinnacle West’s annual dividend is $2.18 per share — providing a solid yield. STRENGTHENING OUR FINANCIAL PROFILE

38 Palo Verde operating costs are below industry averages and improving. STRENGTHENING OUR FINANCIAL PROFILE Projected* Dollars per Megawatt-Hour U.S. NUCLEAR OPERATING COSTS *As of November 9, 2012

ENVIRONMENTAL, SUSTAINABILITY AND GOVERNANCE LEADERSHIP 39 MAINTAINING OPERATIONAL EXCELLENCE We are recognized internationally for our achievements. Top 10 Utility Solar Ranking Ranked in Corporate Responsibility Magazine’s 100 Best Corporate Citizens Best practices in utility arboriculture since 1997 U.S. DOE/EPA Sustained Excellence since 2008 Partner of the Year since 2005 Ranked on Dow Jones North America Sustainability Index since 2005 Rated 4th Highest Intelligent Utility in 2011 1st utility in world to endorse Ceres’ Code of Conduct in 1994 Ranked 6th of 196 energy and utility companies Environmental Certification Gas/Oil Fleet – 2011 Coal Fleet - 2012 2012 - Top 10 North American Utility in Smart Grid Deployment

CUSTOMER SATISFACTION: A KEY PRIORITY 40 Our employees provide top-tier customer service. MAINTAINING OPERATIONAL EXCELLENCE Lowering Outage Time Per Customer Average Outage Minutes/Year Outstanding Residential Customer Satisfaction Rating Rating 2012 J.D. Power Residential Customer Survey APS Industry Average

Coal Performance Metrics Nuclear Capacity Factors SUPERIOR POWER PLANT PERFORMANCE 41 Our nuclear and coal plants are strong baseload resources. MAINTAINING OPERATIONAL EXCELLENCE APS Commercial Availability APS Capacity Factor Industry Capacity Factor Industry 91% APS 91% 63% 80% 91% • 3,937 MW total managed capacity • 1,146 MW total APS share • 2014 goals: • Consistent site capacity factor greater than 92% • Operating costs excluding fuel less than $0.02/kWh • Top-quartile safety • 20-year license extension approved by U.S. Nuclear Regulatory Commission • 2,747 MW total managed capacity • 1,753 MW APS share • Fleet operating strategy • Commercial availability metric measures plant reliability during high-demand periods and market responsiveness

2011 RETAIL CUSTOMER, SALES AND REVENUE MIXES 42 Residential Commercial Industrial Other Customers Year-End 1.1 Million Retail Sales 28,210 GWh Operating Revenues $3.0 Billion 8% 45% 47% 6% 42% 51% 11% 89% Our business mix is attractive due to favorable climate and other conditions in our market area. MAINTAINING OPERATIONAL EXCELLENCE

43 2011 APS GENERATION AND ENERGY FUEL MIXES Energy Fuel Mix 33,407 GWh Generation Fuel Mix 27,055 GWh Generation Capacity Mix 6,343 MW Nuclear Coal Gas & Oil Purchased Power Our balanced resource mix provides our customers reliability and manages price volatility. MAINTAINING OPERATIONAL EXCELLENCE 19% 27% 37% 34% 45% 53% 17% 21% 54% 28% 18% Solar

ARIZONA CORPORATION COMMISSIONERS 44 IMPROVING OUR REGULATORY ENVIRONMENT Three seats for four-year terms through January 2017 were addressed in the November 2012 election. * Term limited Bob Stump (R)* Chairman Brenda Burns (R) Gary Pierce (R)* Terms To January 2015 Terms To January 2017 Susan Bitter-Smith (R) Bob Burns (R) Incumbents New Commissioners

2012 RETAIL RATE CASE SETTLEMENT KEY BENEFITS 45 Shareholder Benefits Regulatory certainty Base rate stay-out until at least mid-2016 Rate gradualism through adjustment mechanisms Financial support APS needs to achieve Arizona’s energy goals 10% allowed return on equity Customer Benefits Rate certainty No base rate change until at least mid-2016 Rate gradualism through adjustment mechanisms Support for renewable energy and energy efficiency Mutual Benefits Encourages progress toward sustainable energy future Continuation of constructive regulatory framework established in 2009 settlement Collaboration and cooperation among APS, ACC and numerous stakeholders IMPROVING OUR REGULATORY ENVIRONMENT The settlement contains a number of benefits for shareholders and customers.

2012 RETAIL RATE CASE SETTLEMENT KEY FINANCIAL PROVISIONS – BASE RATES & TIMING 46 The provisions of the settlement became effective July 1, 2012, as originally requested by APS. IMPROVING OUR REGULATORY ENVIRONMENT Annual Revenue Change Annualized Base Rate Revenue Changes ($ millions) Non-fuel base rate increase $ 116.3 Fuel-related base rate decrease (153.1) Revenues related to AZ Sun and other solar projects to be transferred from Renewable Energy Surcharge to base rates 36.8 Net base rate change $ -0-

2012 RETAIL RATE CASE SETTLEMENT KEY FINANCIAL ASSUMPTIONS 47 IMPROVING OUR REGULATORY ENVIRONMENT Rate base $5.7 billion Allowed return on equity 10% Capital structure Long-term debt 46.1% Common equity 53.9% Base fuel rate (¢/kWh) 3.21¢ Projected fuel-price year for base fuel rate 2012 Test year ended December 31, 2010 adjusted for post-test year plant additions Updated rate base, cost of capital and fuel prices underpin the settlement amounts.

• Strengthened APS’s earned ROE and financial condition • Supported common dividend • Demonstrated increased cooperation among APS, ACC Staff, residential consumer advocate (RUCO) and other intervenors • Allowed opportunity to help shape Arizona’s energy future outside continual rate cases • Provided earnings support until next base rate case • Estimated pretax earnings benefits: $165 million, 2010; $180 million, 2011; and $254 million, 2012 • Established expedited process for future base rate cases 48 2009 REGULATORY SETTLEMENT POSITIONED APS WELL THROUGH 2012 IMPROVING OUR REGULATORY ENVIRONMENT APS’s 2009 regulatory settlement contained a number of investor benefits.

2009 REGULATORY SETTLEMENT SUMMARY 49 IMPROVING OUR REGULATORY ENVIRONMENT The settlement provisions included earnings support until APS’s next rate case decision. Estimated Pretax Earnings Benefits* $ Millions 2010 2011 2012 Settlement agreement terms Base rate increase $ 207 $ 207 $ 207 Line extensions treated as revenue 23 25 49 Pension and OPEB deferrals – 13 29 Palo Verde depreciation reduction – 34 Subtotals 230 245 319 Less interim base rate surcharge that ended upon general rate case implementation (65) (65) (65) Total $ 165 $ 180 $ 254 *At time of 2009 settlement

OUR REGULATORY MIX 50 IMPROVING OUR REGULATORY ENVIRONMENT The bulk of APS’s revenues comes from a regulated retail rate base and a meaningful transmission business. $6.9 Billion Total Approved Rate Base Most Recent Rate Decisions ACC FERC Rate Effective Dates 7/1/2012 6/1/2012 Test Year Ended 12/31/2010* 12/31/2011 Rate Base $5.7 B $1.2 B Equity Layer 54% 55% Allowed ROE 10.00% 10.75% *Adjusted to include post test-year plant in service through March 31, 2012 Generation & Distribution (83%) Transmission (17%)

51 • FERC Formula Rates adopted in 2008 • Adjusted annually with 10.75% allowed ROE • Based on FERC Form 1 and certain projections • Retail portion flows through ACC Transmission Cost Adjustor (TCA) • Recent transmission revenue changes CONSTRUCTIVE TRANSMISSION RATE REGULATION Annual Revenue Rate Effective Dates Annual Revenue Rate Effective Dates Annual Revenue Rate Effective Dates Retail Portion (TCA) $ 18 M 8/1/2012 $ 38 M 7/1/2011 $(10) M 8/1/2010 Wholesale Portion $ (2) M 6/1/2012 $ 6 M 6/1/2011 $ (2) M 6/1/2010 Total Increase (Decrease) $ 16 M $ 44 M $(12) M Equity Ratio 55% 54% 51% Rate Base $1.2 B $1.2 B $1.1 B Test Year 2011 2010 2009 IMPROVING OUR REGULATORY ENVIRONMENT We have achieved transmission rate treatment with annual adjustments.

52 SIGNIFICANT REGULATORY PROGRESS IMPROVING OUR REGULATORY ENVIRONMENT We have achieved a more supportive regulatory structure and improvements in cost recovery timing. Mechanism Adopted/ Last Adjusted Description Power Supply Adjustor (“PSA”) April 2005 / February 2013 Recovers variance between actual fuel and purchased power costs and base fuel rate Includes forward-looking, historical and transition components Renewable Energy Surcharge (“RES”) May 2008 / February 2013 Recovers costs related to renewable initiatives Collects projected dollars to meet RES targets Provides incentives to customers to install distributed renewable energy Demand-Side Management Adjustment Clause (“DSMAC”) April 2005 / March 2012 Recovers costs related to energy efficiency and DSM programs above $10 million in base rates Provides performance incentive to APS for net benefits achieved Provides rebates and other incentives to participating customers Environmental Improvement Surcharge (“EIS”) July 2007 / July 2012 Allows recovery of certain carrying costs for government-mandated environmental capital projects Capped at $5 million annually Retail Line Extension Fees February 2008 / July 2012 “Pay as you go” mechanism collects dollars spent for new distribution construction at beginning of project Transmission Cost Adjustor (“TCA”) April 2005 / August 2012 Recovers FERC-approved transmission costs related to retail customers Resets annually as result of FERC Formula Rate process (see below) FERC Formula Rates 2008 / June 2012 Recovers transmission costs based on historical costs per FERC Form 1 and certain projected data Lost Fixed Cost Recovery Mechanism (“LFCR”) July 2012 / July 2012 Mitigates loss of portion of fixed costs related to ACC-approved energy efficiency and distributed renewable generation programs

A WELL-BALANCED GENERATION PORTFOLIO Fuel / Plant Location Units Dispatch Commercial Ops. Date Ownership Interest1 Net Capacity (MW) Nuclear Palo Verde Wintersburg, AZ 1-3 Base 1986 - 1989 29.1% 1,146 Total Nuclear 1,146 Coal Cholla Joseph City, AZ 1-3 Base 1962 - 1980 100 647 Four Corners Farmington, NM 1-3 Base 1963 - 1964 100 560 Four Corners Farmington, NM 4,5 Base 1969 - 1970 15 231 Navajo Page, AZ 1-3 Base 1974 - 1976 14 315 Total Coal 1,753 Gas/Oil - Combined Cycle Redhawk Arlington, AZ 1,2 Intermediate 2002 100 984 West Phoenix Phoenix, AZ 1-5 Intermediate 1976 - 2003 100 887 Total Gas/Oil - Combined Cycle 1,871 Gas/Oil - Steam Turbines Ocotillo Tempe, AZ 1,2 Peaking 1960 100 220 Saguaro Red Rock, AZ 1,2 Peaking 1954 - 1955 100 210 Total Gas/Oil - Steam Turbines 430 Gas/Oil – Combustion Turbines Sundance Casa Grande, AZ 10 Peaking 2002 100 420 Yucca Yuma, AZ 6 Peaking 1971 - 2008 100 243 Saguaro Red Rock, AZ 1-3 Peaking 1972 - 2002 100 189 West Phoenix Phoenix, AZ 1,2 Peaking 1972 - 1973 100 110 Ocotillo Tempe, AZ 1,2 Peaking 1972 - 1973 100 110 Douglas Douglas, AZ 1 Peaking 1972 100 16 Total Gas/Oil - Combustion Turbines 1,088 Solar Total Solar Total Generation Capacity 6,362 As of November 26, 2012 1Includes leased generating plants. 5 Paloma Cotton Center Hyder Various Gila Bend, AZ Gila Bend, AZ Hyder, AZ Multiple Arizona Facilities - - - - As Available As Available As Available As Available 2011 2011 2011 - 2012 1996 - 2006 100 100 100 100 16 17 17 MAKING COMPELLING CAPITAL INVESTMENTS 19 Chino Valley Chino Valley, AZ - As Available 2012 100 74 53

RESOURCE PLANNING FOR RELIABILITY AND SUSTAINABILITY MAKING COMPELLING CAPITAL INVESTMENTS We will meet future load growth through a balanced resource mix including renewable resources and energy efficiency programs. Existing Owned Resources Includes retirement of Four Corners 1-3 Existing Contracts Four Corners 4-5 Resource Planning Requirement Load Requirement Including Reserves Projected Additional Resources by 2027 • 2012 Four Corners transactions • Renewables (primarily solar and wind) • Energy efficiency • Natural gas 3% Four Corners Transactions, Net 21% Future Energy Efficiency 24% Future Renewable Resources 52% Future Natural Gas Generation MW 54

55 FOUR CORNERS POWER PLANT FACTS & FIGURES MAKING COMPELLING CAPITAL INVESTMENTS Common Unit 1 Unit 2 Unit 3 Unit 4 Unit 5 Commercial Operation Date 1963 1963 1964 1969 1970 Original Cost ($M) $41 $382 $164 Net Book Value at 6/30/12 ($M) $27 $0 $130 Current Depreciation Ends 2038 Mid-2012 2038 2038 Current Expiration Dates Site Lease July 6, 2041 BHP Coal Agreement July 6, 2016 Certain Related Rights-of-Way July 6, 2041 Total Employees (549) 48 Common (75% Native Americans) + 75 Matrix 193 233 Capacity (MW) 170 170 220 770 770 Ownership Percentages Arizona Public Service 100% 100% 100% 15% 15% Southern California Edison - - - 48% 48% Public Service Company of New Mexico - - - 13% 13% Salt River Project - - - 10% 10% El Paso Electric - - - 7% 7% Tucson Electric Power - - - 7% 7% Heat Rate (Btu/kWh) 10,816 11,051 10,614 9,443 10,035

56 Renewable Energy (RES) Minimum Requirements Portion of retail sales to be supplied by renewable resources 5% by 2015 15% by 2025 Distributed energy component 30% of total requirement by 2012 APS on track to approximately double 2015 requirement Pursuant to 2009 regulatory settlement Energy Efficiency Requirements Increasing annually 2011-2020 Cumulative energy savings as percent of retail sales 3% by 2012 9.5% by 2015 22% by 2020 ARIZONA’S RENEWABLE RESOURCE AND ENERGY EFFICIENCY STANDARDS Our programs address Arizona’s aggressive renewable energy and energy efficiency standards. MAKING COMPELLING CAPITAL INVESTMENTS

AZ SUN PROGRAM SUMMARY 57 MAKING COMPELLING CAPITAL INVESTMENTS Name Location Capacity Developer Actual or Target COD* Paloma Gila Bend, AZ 17 MW First Solar Sept. 2011 Cotton Center Gila Bend, AZ 17 MW Solon Oct. 2011 Hyder I Phase 1 Hyder, AZ 11 MW SunEdison Oct. 2011 Hyder I Phase 2 Hyder, AZ 5 MW SunEdison Feb. 2012 Chino Valley Chino Valley, AZ 19 MW SunEdison Nov. 2012 Yuma Foothills Phase 1 Yuma, AZ 17 MW AMEC 1Q 2013 Yuma Foothills Phase 2 Yuma, AZ 18 MW AMEC 4Q 2013 Hyder II Hyder, AZ 14 MW McCarthy 4Q 2013 Total Announced To Date 118 MW As of November 26, 2012 * In Service or Commercial Operation Date APS is investing in up to 200 MW of solar generation.

RENEWABLE PURCHASE POWER CONTRACTS 58 MAKING COMPELLING CAPITAL INVESTMENTS Fuel / Contract Location Owner/ Developer Status 1 PPA Signed Commercial Operation Date Term (years) Capacity Net (MW) Solar Solana Gila Bend, AZ Abengoa UC Feb-2008 2013 30 250 Ajo Ajo, AZ Duke Energy Gen Svcs IO Jan-2010 2011 25 5 Prescott Prescott, AZ SunEdison IO Feb-2010 2011 30 10 Solar 1 Tonopah, AZ Not Disclosed UC Jan-2011 2012 30 15 Total Solar 310 Wind Aragonne Mesa Santa Rosa, NM Infigen Asset Mgmt IO Dec-2005 2006 20 90 High Lonesome Mountainair, NM Foresight / EME IO Feb-2008 2009 30 100 Perrin Ranch Wind Williams, AZ NextEra Energy IO Jul-2010 2011 25 99 Total Wind 289 Geothermal CE Turbo Imperial County, CA Cal Energy IO Jan-2006 2006 23 10 Total Geothermal 10 Biomass Snowflake Snowflake, AZ Najafi IO Sep-2005 2008 15 14 Total Biomass 14 Biogas Glendale Energy Glendale, AZ Glendale Energy LLC IO Jul-2008 2010 20 3 Landfill 1 Surprise, AZ Waste Management IO Dec-2010 2012 20 3 Total Biogas 6 Total Renewable Contracted Capacity 629 Solar 2 Solar 3 Tonopah, AZ Not Disclosed Jan-2012 2013 30 15 Maricopa County, AZ Not Disclosed Jan-2012 2013 30 15 UD UD As of August 31, 2012 1 UD = Under Development; UC= Under Construction; IO = In Operation

SOLANA: A “SUNNY PLACE” 59 • 250-MW 30-year PPA for all output (~900 GWh/year) • Concentrating solar trough facility 70 miles southwest of Phoenix • On target for 2013 commercial operation • 90%+ on-peak capacity factor with use of thermal storage capability • Expected to be first major U.S. solar trough plant with thermal energy storage • Near existing transmission lines • To be built, owned and operated by Abengoa Solar MAKING COMPELLING CAPITAL INVESTMENTS Solana will provide more than one-quarter of APS’s renewable energy target by 2015.

60 APS ENERGY EFFICIENCY INITIATIVES Portion of lost revenue to be recovered through retail rate adjustor beginning July 1, 2012 Program costs recovered through retail rate adjustor APS to achieve energy savings equal to 5% of retail sales in 2011-2013 Arizona energy efficiency rules require cumulative savings of 22% of retail sales by 2020 Cumulative Annual Energy Savings Associated with EE/DSM Programs APS plans to continue increasing customers’ energy efficiency savings. GWh MAKING COMPELLING CAPITAL INVESTMENTS